UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 20, 2006

                               Manaris Corporation
             (Exact name of registrant as specified in its charter)



         Nevada                        000-33199             88-0467848
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(State or other jurisdiction     (Commission File No.)    (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Appointment of Principal Officer

On October 20, 2006, Manaris Corporation ("Manaris" or the "Company") appointed Tony J. Giuliano as its Chief Financial Officer.

Mr. Giuliano has served as the Controller of Manaris since August 2006. Mr. Giuliano spent the first nine years of his career with Deloitte & Touche Canada in Montreal where he gained expertise in Canadian public companies operating in both the manufacturing and financial services sectors. In 2000, Mr. Giuliano was appointed Corporate Controller of a public company in the United States, where he was involved in commercializing a new product, raising capital and ensuring SEC compliance. In 2002, Mr. Giuliano was appointed Vice-President, Finance for Channel Analytics Ltd., an investment bank located in Montreal that provides consulting and corporate finance services. In 2004, Mr. Giuliano was appointed Chief Financial Officer of a private aviation company providing corporate and individual executive air travel.

In connection with Mr. Giuliano's appointment as Chief Financial Officer, the Company and Mr. Giuliano entered into an amended employment agreement pursuant to which Mr. Giuliano will receive a base annual salary of $125,000 CAD ($111,071 US) and options to purchase 50,000 shares of the Company's common stock at an exercise price of $0.33. The amended employment agreement has a term of one year.

Item 9.01 Exhibits


Exhibit    Description

10.1       Employment Agreement between Manaris Corporation and
           Tony J. Giuliano.

10.2 Addendum to Employment Agreement between Manaris Corporation and Tony J. Giuliano


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MANARIS CORPORATION


October 26, 2006                By:  /s/ John G. Fraser
                                     -------------------
                                     John G. Fraser
                                     President and Chief
                                     Executive Officer